UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
October 31, 2005
Date of Report (Date of earliest event reported)
Greenfield Online, Inc.
(Exact name of Company as specified in its charter)

Delaware	000-50698	06-1440369
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
21 River Road
Wilton, CT 06897
(Address of Principal Executive Offices and Zip Code)
(203) 834-8585
(Company’s telephone number, including area code)
N/A
(Former Name or Former Address, if changed since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1: NOTICE FROM GFK CUSTOM RESEARCH

Item 8.01. Other Events.
On December 30, 2004, we entered into a Partner Agreement with GfK Custom Research, Inc. (“GfK-CRI”), which we filed as Exhibit 10.41 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the “Partner Agreement”). Under the Partner Agreement, GfK-CRI is obligated to purchase all or substantially all of its Internet survey solutions from us during the term of the agreement, subject to certain limited exceptions. The Partner Agreement was effective as of November 1, 2004 and has a 14 month term, expiring on December 31, 2005. The agreement provides that it will automatically renew for successive one-year periods unless either party provides written notice of its intention not to renew at least 60 days prior to the expiration of the term. During 2005, GfK-CRI’s parent company, GfK AG, acquired NOP World, reported to be the 10th largest global marketing research company. On October 31, 2005, GfK-CRI notified us that it did not intend for the Partner Agreement to automatically renew, but that it expected negotiations for 2006 to occur combining the GfK and NOP companies under one contract umbrella.
It is our belief that we will continue to supply Internet survey solutions to GfK-CRI at approximately the same levels as we have under the Partner Agreement.
A copy of the notice that we received from GfK-CRI is filed as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing summary of the notice is qualified in its entirety by reference to the notice filed as Exhibit 99.1 hereto.
Forward-Looking Statements
This current report on Form 8-K contains forward-looking statements for the purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward looking statements include, but are not limited to those regarding our expectations that GfK-CRI will continue to purchase Internet survey solutions from us at approximately the same level as it has under the Partner Agreement, if at all.
These forward-looking statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those expressed in the forward-looking statements. These risks and uncertainties include, among other things, negotiations with GfK-CRI, GfK AG and NOP World (together the “GfK Companies”) regarding price, delivery and other terms for 2006; our ability to meet or surpass terms offered to the GfK Companies by our competitors; the GfK Companies’ determination to curtail or stop purchasing our Internet survey solutions; our ability to supply the Internet survey solution requirements of all of the GfK Companies as a single vendor; and other risks set forth in our most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements to reflect new information, events or circumstances occurring after the date of this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Exhibit Title

99.1	Notice from GfK Custom Research, Inc. dated October 31, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENFIELD ONLINE, INC.
By:	/s/ Albert Angrisani
Albert Angrisani President and Chief Executive Officer

Dated: November 4, 2005

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